Exhibit 10.3

INTERCREDITOR AGREEMENT

Among

TRIUMPH GROUP, INC.,

the other Grantors party hereto,

PNC BANK, NATIONAL ASSOCIATION,
as Collateral Agent for the Revolving Credit Secured Parties,

and

ROYAL BANK OF CANADA,
as Collateral Agent for the Term Loan Secured Parties

dated as of June 16, 2010

INTERCREDITOR AGREEMENT dated as of June 16, 2010 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among TRIUMPH GROUP, INC., a Delaware corporation (the “Company”), the other Grantors (as defined below) party hereto, PNC BANK, NATIONAL ASSOCIATION, as collateral agent for the Revolving Credit Secured Parties (as defined below) (in such capacity, including any successor or assign, the “Revolving Credit Collateral Agent”), and ROYAL BANK OF CANADA, as collateral agent for the Term Loan Secured Parties (as defined below) (in such capacity, including any successor or assign, the “Term Loan Collateral Agent”).

WHEREAS, the Company, certain subsidiaries of the Company, the Revolving Credit Collateral Agent and certain financial institutions and other entities are parties to the Credit Agreement dated as of May 10, 2010 and amended as of the date hereof (the “Existing Revolving Credit Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans and extend other financial accommodations to the Loan Parties;

WHEREAS, the Company, the Term Loan Collateral Agent and certain financial institutions and other entities are parties to the Credit Agreement dated as of the date hereof (as amended, the “Existing Term Loan Agreement”), pursuant to which such financial institutions and other entities have agreed to make term loans to the Company, and such term loans are guaranteed by certain of the Loan Parties;

WHEREAS, the Company has granted to the Revolving Credit Collateral Agent security interests and liens in the Collateral (as defined below) as security for payment and performance of the Revolving Credit Obligations; and

WHEREAS, the Company has granted to the Term Loan Collateral Agent security interests and liens in the Collateral as security for payment and performance of the Term Loan Obligations (as defined below).

NOW THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged by all of the parties hereto, the parties agree as follows:

ARTICLE I

Definitions

SECTION 1.01.   Certain Defined Terms.  Capitalized terms used but not otherwise defined herein, if defined in the New York UCC, have the meanings specified therein.  As used in this Agreement, the following terms have the meanings specified below:

“Additional Revolving Credit Agreement” means any agreement for the incurrence of additional indebtedness that is permitted to be secured by the Collateral pursuant to the Revolving Credit Agreement and the Term Loan Agreement, and any agreement approved for designation as such by the Revolving Credit Collateral Agent and the Term Loan Collateral Agent.

“Additional Term Loan Agreement” means any agreement for the incurrence of incremental term loans that is permitted to be secured by the Collateral pursuant to the Revolving Credit Agreement and the Term Loan Agreement, and any agreement approved for designation as such by the Revolving Credit Collateral Agent and the Term Loan Collateral Agent.

“Affiliate” means, as to any Person, any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person.  “Control”, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“B&R Obligations” means all obligations of the Company arising pursuant to that certain Promissory Note issued by the Company to B. & R. Machine & Tool Corp., as in effect on the date hereof.

“Banking Services Obligations” means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with agreements or other arrangements under which any Revolving Credit Creditor or Term Loan Creditor, or any Affiliate thereof, provides any of the following products or services to any of the Loan Parties: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) foreign currency exchange.

“Bankruptcy Case” means any case under the Bankruptcy Code to which the Company and/or any other Grantor shall become subject as debtor(s) in possession.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“BBH” means Brown Brothers Harriman & Co., as lender under the IDB Financing Agreements.

“Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania or New York, New York.

“Class”, when used in reference to (a) any Obligation, shall refer to whether such Obligation is a Revolving Credit Obligation or Term Loan Obligation or (b) any Secured Party, shall refer to whether such Secured Party is a Revolving Credit Secured Party or a Term Loan Secured Party.

“Collateral” means (x) all assets and properties subject to Liens created pursuant to any Security Document to secure any of the Obligations and (y) the proceeds of any setoff rights of any Secured Party in respect of the Obligations.

“Collateral Agent” means, collectively, the Revolving Credit Collateral Agent and the Term Loan Collateral Agent.

“Company” means Triumph Group, Inc., a Delaware corporation, or any successor or assign.

“Controlling Collateral Agent” means (i) at any time after an Enforcement Event by the Revolving Credit Secured Parties, the Revolving Credit Collateral Agent and (ii) at any time after an Enforcement Event by the Term Loan Secured Parties, the Term Loan Collateral Agent; provided that at any time that there has been an Enforcement Event by both the Revolving Credit Secured Parties and the Term Loan Secured Parties, “Controlling Collateral Agent” shall mean the Collateral Agents, acting in consultation with one another (it being understood that no disagreement among the Collateral Agents when both are a “Controlling Collateral Agent” pursuant to this proviso shall prevent either Collateral Agent from taking action in any manner consistent with this Agreement and the other Loan Documents); provided further that a Controlling Collateral Agent shall cease to be a Controlling Collateral Agent upon delivery to the other Collateral Agent of a Notice of Cancellation with respect to the applicable Enforcement Event (it being understood that such Collateral Agent may become the Controlling Collateral Agent again pursuant to the terms of this definition following the occurrence of a new Enforcement Event).

“Controlling Secured Parties” means (i) at any time after an Enforcement Event by the Revolving Credit Secured Parties, the Revolving Credit Secured Parties and (ii) at any time after an Enforcement Event by the Term Loan Secured Parties, the Term Loan Secured Parties; provided that at any time that there has been an Enforcement Event by both the Revolving Credit Secured Parties and the Term Loan Secured Parties that remains in effect, “Controlling Secured Parties” shall mean, collectively, the Revolving Credit Secured Parties and the Term Loan Secured Parties.

“Credit Agreements” means collectively, the Revolving Credit Agreement and the Term Loan Agreement.

“Designated Cash Collateral” means cash of any Loan Party that is used to collateralize Letters of Credit Outstanding other than (x) so long as no Enforcement Event has occurred on or prior to the Expiration Date and is continuing, any such cash that supports any Letter of Credit with an expiration date that is later than the Expiration Date and (y) any such cash that has been delivered in respect of obligations of any Defaulting Bank (as defined in the Revolving Credit Agreement).

“Discharge” means, with respect to any Collateral and any Obligations, the date on which such Obligations are no longer secured by such Collateral.  The term “Discharged” shall have a corresponding meaning.

“Enforcement Event” means, with respect to the Revolving Credit Obligations or the Term Loan Obligations, (x) the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Revolving Credit Documents or the Term Loan Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, after an Event of Default, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code, (y) such Obligations have not been paid in full at the stated final maturity thereof and any applicable grace period has expired or (z) an Event of Default has occurred under the relevant Loan Document and, as a result thereof, all such Obligations outstanding have become due and payable and have not been paid in full or, in the case of any reimbursement obligation in respect of an outstanding letter of credit or similar instrument, a requirement for cash collateralization has not been satisfied as of the time such requirement is to be satisfied pursuant to the relevant Loan Document.

“Event of Default” means an “Event of Default” as defined in any Credit Agreement.

“Existing Revolving Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Existing Term Loan Agreement” has the meaning assigned to such term in the recitals hereto.

“Expiration Date” has the meaning assigned to such term in the Revolving Credit Agreement.

“Foreign” shall mean with respect to a Loan Party or a Subsidiary, (i) one which is organized under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia and (ii) any Subsidiary of a Loan Party or Subsidiary that is described in clause (i) of this definition that is organized under the laws of the United States of America, any state of, or the District of Columbia and is not treated as a corporation for United States federal tax purposes.

“Grantors” means the Company and each direct or indirect Subsidiary of the Company which has granted a security interest pursuant to any Security Document to secure any Obligations.  The Grantors existing on the date hereof are set forth in Annex I hereto.

“Hedge Liabilities” means, with respect to any Loan Party, any obligations of such Loan Party owed to a Revolving Credit Creditor or a Term Loan Creditor (or any of their respective affiliates) in respect of an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreement entered into by such Loan Party or its Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrowers, the Guarantors and/or their Subsidiaries of increasing floating rates of interest applicable to indebtedness, or any other hedging transaction entered into by such Loan Party or its Subsidiaries and which (i) is documented in a standard International Swap Dealer Association agreement, (ii) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes.

“IDB Financing Agreement” means, individually and collectively, the Indiana Financing Agreement and the Pennsylvania Financing Agreement (each as defined in the Revolving Credit Agreement).

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in the form of Annex II hereof required to be delivered by each new Grantor pursuant to Section 5.16 hereof in order to become a party hereto.

“Letter of Credit” shall have the meaning assigned to such term in the Revolving Credit Agreement.

“Letters of Credit Outstanding” shall have the meaning assigned thereto in the Revolving Credit Agreement.

“Lien” means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

“Loan Document” means, collectively, the Revolving Credit Documents and the Term Loan Documents.

“Loan Party” means the Company and each direct or indirect affiliate or shareholder (or equivalent) of the Company or any of its affiliates that is now or hereafter becomes a party to any Revolving Credit Document or any Term Loan Document.  All references in this Agreement to any Loan Party shall include such Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Majority Class Holders” shall mean, with respect to any Class, the “Required Banks” under and as defined in the Revolving Credit Agreement or the Term Loan Agreement, as applicable.  For the purpose of this definition, the Revolving Credit Collateral Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all Revolving Credit Obligations and the Term Loan Collateral Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all Term Loan Obligations.

“New York UCC” shall mean the Uniform Commercial Code as in effect from time to time in effect in the State of New York.

“Non-Controlling Collateral Agent” means, at any time, the Collateral Agent that is not the Controlling Collateral Agent.

“Non-Controlling Secured Parties” means the Secured Parties which are not Controlling Secured Parties.

“Notice of Cancellation” has the meaning assigned to such term in Section 2.02(a).

“Obligations” means, collectively, the Revolving Credit Obligations and the Term Loan Obligations.

“paid in full” or “payment in full” or “pay such amounts in full” shall mean, with respect to any Obligations (other than contingent indemnification and expense reimbursement obligations for which no claim has been made), the payment in full (other than as part of a Refinancing) in cash of the principal of, accrued (but unpaid) interest (including Post-Petition Interest) and premium, if any on all such Obligations, after or concurrently with termination of any commitments thereunder and payment in full in cash of all fees and other amounts payable at or prior to the time such principal and interest are paid.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Possessory Collateral” means any Collateral in the possession of any Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.  Possessory Collateral includes, without limitation, any Certificated Securities, promissory notes, Instruments, Chattel Paper and Designated Cash Collateral, in each case, delivered to or in the possession of the applicable Collateral Agent under the terms of the applicable Security Documents.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Proceeds” has the meaning assigned to such term in Section 2.01 hereof.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, discharge, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement.  “Refinanced” and “Refinancing” have correlative meanings.

“Replacement Revolving Credit Agreement” has the meaning set forth in the definition of “Revolving Credit Agreement.”

“Replacement Term Loan Agreement” has the meaning set forth in the definition of “Term Loan Agreement.”

“Revolving Credit Agreement” means the collective reference to (a) the Existing Revolving Credit Agreement, (b) any Additional Revolving Credit Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has at any time been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Revolving Credit Agreement (regardless of whether such replacement, refunding or refinancing (i) is a “working capital” facility, asset-based facility, revolving loan facility, term loan facility or otherwise or (ii) was entered into while any other Revolving Credit Agreement remains outstanding), any Additional Revolving Credit Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Revolving Credit Agreement hereunder (a “Replacement Revolving Credit Agreement”).  Any reference to the Revolving Credit Agreement hereunder shall be deemed a reference to any Revolving Credit Agreement then extant.

“Revolving Credit Collateral Agent” has the meaning assigned to such term in the introductory paragraph hereof; provided, if the Revolving Credit Collateral Agent at any time is replaced as collateral agent for the Revolving Credit Secured Parties pursuant to the terms of the Revolving Credit Agreement, such replacement collateral agent shall be the “Revolving Credit Collateral Agent” hereunder upon 15 days’ prior written notice to the other Collateral Agent and the Company.  In the case of any Replacement Revolving Credit Agreement that extends, replaces, refinances or refunds the Existing Revolving Credit Agreement in its entirety, the Revolving Credit Collateral Agent shall be the Person identified as such in such Agreement.

“Revolving Credit Creditors” means, collectively, the “Banks”, the “Issuing Bank” and the “Administrative Agent”, each as defined in the Revolving Credit Agreement.

“Revolving Credit Documents” means the Revolving Credit Agreement, each Revolving Credit Security Document, each Revolving Credit Guarantee and each other “Loan Document” as defined in the Revolving Credit Agreement.

“Revolving Credit Guarantee” means any guarantee by any Loan Party of any or all of the Revolving Credit Obligations.

“Revolving Credit Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) prepayment penalty and premium (if any) on all loans made pursuant to the Revolving Credit Agreement, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the Revolving Credit Agreement, (c) all Hedge Liabilities owing to any Revolving Credit Creditor or any Affiliate thereof, (d) all Banking Services Obligations owing to any Revolving Credit Creditor or any Affiliate thereof, (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Revolving Credit Documents and (f) all obligations and liabilities of the Borrower and the other Loan Parties to BBH, including, without limitation, all principal, accrued and unpaid interest and all other costs and expenses, advances, breakage or other prepayment costs, and all other liabilities or obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the IDB Financing Agreements or any other document made, delivered or given in connection therewith, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Revolving Credit Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Revolving Credit Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Revolving Credit Secured Parties” means the Revolving Credit Collateral Agent, the Revolving Credit Creditors and any other holders of the Revolving Credit Obligations.

“Revolving Credit Security Documents” means the “Collateral Documents” as defined in the Revolving Credit Agreement, and any other documents that are designated under the Revolving Credit Agreement as “Revolving Credit Security Documents” for purposes of this Agreement.

“Secured Parties” means the Revolving Credit Secured Parties and the Term Loan Secured Parties.

“Security Documents” means, collectively, the Revolving Credit Security Documents and the Term Loan Security Documents.

“Subsidiary” of any Person at any time shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, (iii) any limited liability company of which such Person is a managing member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries.

“Term Loan Agreement” means the collective reference to (a) the Existing Term Loan Agreement, (b) any Additional Term Loan Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has at any time been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Term Loan Agreement, any Additional Term Loan Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Term Loan Agreement hereunder (a “Replacement Term Loan Agreement”).  Any reference to the Term Loan Agreement hereunder shall be deemed a reference to any Term Loan Agreement then extant.

“Term Loan Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement; provided, if the Term Loan Collateral Agent at any time is replaced as collateral agent for the Term Loan Secured Parties pursuant to the terms of the Term Loan Credit Agreement, such replacement collateral agent shall be the “Term Loan Collateral Agent” hereunder upon 15 day’s notice to the other Collateral Agent and the Company.  In the case of any Replacement Term Loan Agreement that extends, replaces, refinances or refunds the Existing Term Loan Agreement in its entirety, the Term Loan Collateral Agent shall be the Person identified as such in such Agreement.

“Term Loan Creditors” means, collectively, the “Banks”, as defined in the Term Loan Agreement.

“Term Loan Documents” means the Term Loan Agreement, each Term Loan Security Document, each Term Loan Guarantee and each other “Loan Document” as defined in the Term Loan Agreement.

“Term Loan Guarantee” means any guarantee by any Loan Party of any or all of the Term Loan Obligations.

“Term Loan Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest), prepayment penalty and premium (if any) on all indebtedness under the Term Loan Agreement owing to the Term Loan Secured Parties, (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Term Loan Documents and (c) all Hedge Liabilities owing to any Term Loan Creditor or any Affiliate thereof, (d) all Banking Services Obligations owing to any Term Loan Creditor, and (e) all B&R Obligations, in each case whether or not allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to any Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Revolving Credit Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Revolving Credit Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Term Loan Secured Parties” means the Term Loan Collateral Agent, the Term Loan Creditors and any other holders of the Term Loan Obligations.

“Term Loan Security Documents” means the “Collateral Documents” as defined in the Term Loan Agreement and any documents that are designated under the Term Loan Agreement as “Term Loan Security Documents” for purposes of this Agreement.

SECTION 1.02.   Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) the term “or” is not exclusive and (vii) for the avoidance of doubt, all notices, requests, directions, demands or other forms of communication delivered to any Collateral Agent pursuant to this Agreement shall be in writing.

SECTION 1.03.   Collateral Agents.  The Term Loan Collateral Agent and the Revolving Credit Collateral Agent have entered into this Agreement on behalf of the Term Loan Secured Parties and Revolving Credit Secured Parties, respectively.  Each agreement, acknowledgment or confirmation herein of any Secured Party shall be deemed to be an agreement, acknowledgment or confirmation of the applicable Collateral Agent on behalf of such Secured Party and shall be binding on such Secured party to the same extent as if it were a party hereto.

ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01.   Priority of Claims.  (a) Anything contained herein or in any of the Loan Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and any Collateral Agent or any Secured Party is taking action to enforce rights in respect of any Collateral, or any distribution is made in respect of any Collateral in any Bankruptcy Case of the Company or any other Grantor or any Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Collateral, or any Collateral Agent or Secured Party shall receive any Collateral or Proceeds thereof while an Enforcement Event is continuing (whether or not received as a result of such Enforcement Event), the proceeds of any sale, collection or other liquidation of any such Collateral by any Secured Party or received by any Collateral Agent or any Secured Party pursuant to any such intercreditor agreement with respect to such Collateral or otherwise so received, and proceeds of any such distribution to which the Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds” ), shall be applied (i) FIRST, to the payment of all fees, out-of-pocket costs, expenses and disbursements (including, without limitation, fees and expenses of counsel), costs of administration and enforcement, and all other amounts owing to the Collateral Agents (in their respective capacities as Collateral Agents and/or Administrative Agents) pursuant to the terms of any Loan Document, ratably, (ii) SECOND, without duplication, to the payment in full of the Obligations on a ratable basis (determined by reference to the aggregate Obligations then outstanding (including, for the avoidance of doubt, Letters of Credit Outstanding)) in accordance with the terms of the applicable Loan Documents and (iii) THIRD, after payment of all Obligations, to the Company and the other Grantors or their successors or permitted assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

(b)           It is acknowledged that any of the Obligations (other than the B&R Obligations) may, subject to the limitations set forth in the then extant Credit Agreements, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Secured Parties.

(c)           Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Loan Documents or any defect or deficiencies in the Liens securing the Obligations or any other circumstance whatsoever, each Secured Party hereby agrees that the Liens securing the Obligations on any Collateral shall be of equal priority.

SECTION 2.02.   Actions with Respect to Collateral; Prohibition on Contesting Liens.  (a) With respect to any Collateral, (i) only the Controlling Collateral Agent shall act or refrain from acting with respect to the Collateral (including with respect to any intercreditor agreement with respect to any Collateral), in each case, subject to Section 2.01, this Section 2.02 and the terms of the applicable Loan Documents, (ii) no Non-Controlling Collateral Agent or other Secured Party (other than the Controlling Collateral Agent) shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Collateral (including with respect to any intercreditor agreement with respect to any Collateral), whether under any Security Document, applicable law or otherwise, it being agreed that only the Controlling Collateral Agent, acting in accordance with the applicable Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Collateral; provided that nothing herein shall limit the right of either Collateral Agent from commencing (in consultation with the other Collateral Agent) any Enforcement Event after the other Collateral Agent has become a Controlling Collateral Agent, and thereby becoming a joint Controlling Collateral Agent pursuant to the first proviso of the definition of “Controlling Collateral Agent”.  Notwithstanding the equal priority of the Liens, the Controlling Collateral Agent may deal with the Collateral as if such Controlling Collateral Agent had a senior Lien on such Collateral.  No Collateral Agent or Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Collateral Agent or any other exercise by the Controlling Collateral Agent of any rights and remedies relating to the Collateral.  The Revolving Credit Collateral Agent hereby agrees to notify the Term Loan Collateral Agent and the Company upon the occurrence of an Enforcement Event in respect of the Revolving Credit Obligations (though any failure to provide such notice shall not affect the rights of the Revolving Credit Collateral Agent or the Revolving Credit Secured Parties hereunder) and the Term Loan Collateral Agent hereby agrees to notify the Revolving Credit Collateral Agent and the Company upon the occurrence of an Enforcement Event in respect of the Term Loan Obligations (though any failure to provide such notice shall not affect the rights of the Term Loan Collateral Agent or the Term Loan Secured Parties hereunder).  Each Collateral Agent hereby agrees to promptly deliver a written notice (a “Notice of Cancellation”) to the other Collateral Agent in the event any such Enforcement Event is no longer continuing. No Collateral Agent shall be liable to any Person for any losses, damages or expenses arising out of or related to actions taken at the direction of the Loan Parties after the receipt of such a notice.

(b)           So long as the Discharge of each of the Obligations has not occurred, the parties hereto agree that if any Lien on any assets of any Loan Party is granted to any Collateral Agent to secure any Obligation, those same assets must be made subject to, and shall be deemed subject to, a Lien in favor of the other Collateral Agent for the benefit of the applicable Secured Parties (other than any Lien granted to the Revolving Credit Collateral Agent on the assets of any Foreign Subsidiary which secures the Revolving Credit Obligations of any Foreign Subsidiary). To the extent that the foregoing provisions are not complied with for any reason, or are held to be invalid, without limiting any other rights and remedies available to the Secured Parties, each Collateral Agent, on behalf of itself and the Secured Parties for which it is acting hereunder, agrees that any Lien granted to it shall be deemed granted to it as agent for all of the Secured Parties, whether or not so expressly stated in the grant of such Lien, unless the other Collateral Agent declines such Collateral in writing. Each of the Collateral Agents and the Secured Parties agrees that it will not accept any Lien on any collateral for the benefit of any Obligations other than pursuant to the Security Documents, and by executing this Agreement, each Collateral Agent and the Secured Parties for which it is acting hereunder, agrees to be bound by the provisions of this Agreement and the other Security Documents applicable to it.

(c)           Each of the Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Secured Party to enforce this Agreement.

SECTION 2.03.   No Interference; Payment Over.  (a) Each Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any Obligations or any Security Document or the validity, attachment, perfection or priority of any Lien under any Security Document or the validity or enforceability of the priorities, rights or duties established by, or other provisions of, this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by any Collateral Agent in accordance with the provisions of this Agreement, (iii) except as provided in Section 2.02, it shall have no right, to the extent inconsistent with this Agreement, to (A) direct any Collateral Agent or any other Secured Party to exercise any right, remedy or power with respect to any Collateral (including pursuant to any intercreditor agreement) under any Collateral Document or (B) consent to the exercise by any Collateral Agent or any other Secured Party of any right, remedy or power with respect to any Collateral under any Collateral Document, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral, and no Collateral Agent or any other Secured Party shall be liable for any action taken or omitted to be taken by such Collateral Agent or such Secured Party with respect to any Collateral; provided that such action is in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Secured Party to enforce this Agreement.

(b)           Each Secured Party hereby agrees that if it shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to the exercise of remedies under any Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Secured Parties (and promptly transfer such Collateral, proceeds or payment, as the case may be, to the applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof).

SECTION 2.04.   Automatic Release of Liens.  (a) If, at any time any Collateral Agent forecloses upon or otherwise exercises remedies against any Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each Collateral Agent for the benefit of the applicable Secured Parties upon such Collateral will automatically be released and discharged; provided that any proceeds of any Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b)           [Reserved]

(c)           Each Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the other Collateral Agent to evidence and confirm any release of Collateral provided for in this Section.

SECTION 2.05.   Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.  (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its Subsidiaries.

(b)           [Reserved]

SECTION 2.06.   Reinstatement.  In the event that any of the Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the United Stated Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II, to the fullest extent permitted pursuant to applicable law, shall be fully applicable thereto until all such Obligations shall again have been paid in full in cash.

SECTION 2.07.   Insurance.  As between the Secured Parties, the Controlling Collateral Agent, acting at the direction of the applicable Majority Class Holders, shall have the right to adjust or settle any insurance policy or claim covering or constituting Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral, in each case, in accordance with the applicable Loan Documents.

SECTION 2.08.   Refinancings.  The Obligations may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Loan Document) of any Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; and each

Collateral Agent will execute such reasonable supplements or addenda to this Agreement as are necessary to permit any Revolving Credit Collateral Agent under a Replacement Revolving Credit Agreement and any Term Loan Collateral Agent under a Replacement Term Loan Agreement to become party hereto, and the Obligations and Liens in respect of any such applicable replacement facility to become subject hereto.

SECTION 2.09.   Possessory Collateral Agent as Gratuitous Bailee for Perfection.  (a) Each Collateral Agent agrees to hold any Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of the other Collateral Agent and each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.09.  Pending delivery to the applicable Collateral Agent, each other Secured Party agrees to hold any Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b)           The duties or responsibilities of each Collateral Agent and each other Secured Party under this Section 2.09 shall be limited solely to holding any Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties therein.

(c)           Notwithstanding anything to the contrary set forth above, the parties hereto hereby acknowledge that the Company shall have access to its deposit and cash management accounts maintained with any of the Secured Parties (unless restricted other than by this Agreement) until an Event of Default shall have occurred and be continuing and the depository Secured Party shall have exercised its rights to limit such access.

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01.   Determinations with Respect to Amounts of Liens and Obligations.  Whenever any Collateral Agent shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Obligations, or the Collateral subject to any Lien securing any Obligations, it may request that such information be furnished to it in writing by the other Collateral Agent and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company.  Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other person as a result of such determination.

ARTICLE IV

The Collateral Agents

SECTION 4.01.   Appointment and Authority.  (a)  Each of (x) the Revolving Credit Secured Parties hereby irrevocably appoints the Term Loan Collateral Agent and (y) the Term Loan Secured Parties hereby irrevocably appoints the Revolving Credit Collateral Agent, in each case, when such Collateral Agent is the Controlling Collateral Agent to act on its behalf as a Collateral Agent hereunder and under each of the other Security Documents and authorizes such Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the applicable Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by such Collateral Agent pursuant to Section 4.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the Security Documents, or for exercising any rights and remedies thereunder, shall be entitled to the benefits of all provisions of this Article IV and any equivalent provision of any applicable Security Document (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” named therein) as if set forth in full herein with respect thereto.

(b)           Subject to Section 2.01, each Non-Controlling Secured Party acknowledges and agrees that the Controlling Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Collateral as provided herein and in the Security Documents, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the Obligations held by them.  Without limiting the foregoing, each Non-Controlling Secured Party agrees that no Collateral Agent or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral (or any other collateral securing any of the Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing any Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation.  Each of the Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or any other Secured Party arising out of (i) any actions which such Collateral Agent or any Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the applicable Security Documents or any other agreement or document related thereto or to the collection of the Obligations or the valuation, use, protection or release of any security for the Obligations, (ii) any election by any holders of Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, the Company or any of its Subsidiaries, as debtor-in-possession.  Notwithstanding any other provision of this Agreement, no Collateral Agent shall accept any Collateral in full or partial satisfaction of any Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of the other Collateral Agent.

SECTION 4.02.   Rights as a Secured Party.  (a) Each Person serving as a Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party in respect of any Obligations that it holds as any other applicable Secured Party and may exercise the same as though it were not a Collateral Agent and the term “Secured Party” or “Secured Parties” or (as applicable) “Revolving Credit Secured Party,” “Revolving Credit Secured Parties,” “Term Loan Secured Party” or “Term Loan Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Collateral Agent hereunder in its individual capacity.  Each such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not a Collateral Agent hereunder and without any duty to account therefor to any other Secured Party.

SECTION 4.03.   Exculpatory Provisions.  No Collateral Agent shall have any duties or obligations except those expressly set forth herein and in the applicable Loan Documents.  Without limiting the generality of the foregoing, no Collateral Agent:

(i)            shall be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(ii)           shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Collateral Agent is required to exercise as directed in writing by the applicable Majority Class Holders; provided that no Collateral Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Collateral Agent to liability or that is contrary to any applicable Loan Document or applicable law, whether or not such action has been directed by the applicable Majority Class Holders;

(iii)          shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as Collateral Agent or any of its Affiliates in any capacity;

(iv)          shall be liable for any action taken or not taken by it (i) with the consent or at the request of the applicable Majority Class Holders or (ii) in the absence of its own gross negligence or willful misconduct or (iii) in reliance on a certificate of an authorized officer of the Company stating that such action is permitted by the terms of this Agreement.  No Collateral Agent shall be deemed to have knowledge of any Event of Default under any Loan Document unless and until notice describing such Event Default is delivered to such Collateral Agent by the Collateral Agent that acts as administrative agent for the applicable Credit Agreement, the Majority Class Holders in respect thereof, or the Company; or

(v)           shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by any Security Document, (v) the value or the sufficiency of any Collateral for any Obligations, or (vi) the satisfaction of any condition set forth in any Credit Agreement, other than to confirm receipt of items expressly required to be delivered to such Collateral Agent.

SECTION 4.04.   Reliance by Collateral Agents.  Each Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Each Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  Each Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05.   Delegation of Duties.  Each Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by such Collateral Agent.  Each Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of such Collateral Agent and any such sub-agent.

SECTION 4.06.   Resignation of Collateral AgentIn the event that (x) the Revolving Credit Collateral Agent at any time is replaced as collateral agent for the Revolving Credit Secured Parties pursuant to the terms of the Revolving Credit Agreement or (y) the Term Loan Collateral Agent at any time is replaced as collateral agent for the Term Loan Secured Parties pursuant to the terms of the Term Loan Credit Agreement, such replacement collateral agent shall be the “Revolving Credit Collateral Agent” or “Term Loan Collateral Agent”, as applicable, hereunder upon 15 days’ prior written notice to the other Collateral Agent and the

Company.  Upon any such resignation and replacement, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the applicable Security Documents (if not already discharged therefrom as provided above in this Section).  After the retiring Collateral Agent’s resignation hereunder and under the other applicable Security Documents, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as a Collateral Agent.  Upon any notice of resignation of any Collateral Agent hereunder and under the other applicable Security Documents, the Company agrees to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the applicable Security Documents to the successor Collateral Agent.

SECTION 4.07.   Non-Reliance on Collateral Agents and Other Secured Parties.  Each Secured Party acknowledges that it has, independently and without reliance upon any Collateral Agent or any other Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents to which it is a party.  Each Secured Party also acknowledges that it will, independently and without reliance upon any Collateral Agent or any other Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 4.08.   Collateral and Guaranty Matters.  Each of the Secured Parties irrevocably authorizes and directs the Collateral Agents:

(i)            to release any Lien on any Collateral granted to or held by such Collateral Agent under any applicable Security Document in accordance with Section 2.04 or upon receipt of an officer’s certificate from the Company stating that the releases of such Lien is permitted by the terms of each then extant Loan Document; and

(ii)           to release any Grantor from its obligations under the Loan Documents in accordance with Section 2.04 or upon receipt of an officer’s certificate from the Company stating that such release is permitted by the terms of each then extant Loan Document.

ARTICLE V

Miscellaneous

SECTION 5.01.   Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)           if to the Revolving Credit Collateral Agent, to it at

1000 Westlakes Drive
Suite 200
Berwyn, PA 19312
Tel: 610-725-5740;
Fax: 610-725-5799
email: brian.vesey@pnc.com;

and

if to the Term Loan Collateral Agent, to it at

P.O. Box 50, 200 Bay Street

Royal Bank Plaza

12th Floor, South Tower

Toronto, Ontario

M5J 2W7

Attention: Manager, Agency Services Group

Facsimile: 416-842-4023

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01.  As agreed to in writing among each Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02.   Waivers; Amendment; Joinder Agreements.  (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which (i) by the terms of this Agreement requires the Company’s or any other Grantor’s consent, (ii) directly affects any obligation or right of the Company or any Grantor hereunder or under the Security Documents or that would impose any additional obligations on the Company or any other Grantor, or (iii) changes the rights of the Company or any other Grantor to refinance any of the Obligations or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company and/or such other Grantor).

SECTION 5.03.   Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04.   Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05.   Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06.   Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07.   Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 5.08.   Submission to Jurisdiction Waivers; Consent to Service of Process.  The Revolving Credit Collateral Agent and the Term Loan Collateral Agent, on behalf of itself and the Secured Parties for whom it is acting, irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the

State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at the address referred to in 5.01;

(d)           agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09.   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 5.10.   Headings.  Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11.   Conflicts.  In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Security Documents, the provisions of this Agreement shall control.

SECTION 5.12.   Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another.  None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement is intended to or will amend, waive or otherwise modify the provisions of any Loan Document), and none of the Company or any other Grantor may rely on the terms hereof.  Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms and nothing in this Agreement is intended to impose any additional or greater obligation or liability on the Company or any Grantor.

SECTION 5.13.   [Reserved].

SECTION 5.14.   Enforcement Expenses; Indemnification.

(a)           Each Grantor agrees to pay or reimburse each Collateral Agent for all its costs and expenses incurred in collecting against such Grantor in enforcing or preserving any rights under this Agreement, including, without limitation, the fees and disbursements of counsel to such Collateral Agent.

(b)           Each Grantor agrees to pay, and to save each Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           Each Grantor agrees to pay, and to save each Collateral Agent harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 9.5 of the Revolving Credit Agreement or Section 8.5 of the Term Loan Agreement, as applicable.

(d)           In the event that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever may at any time (whether before or after the Discharge of the Obligations) be imposed on, incurred by or asserted against any Collateral Agent in any way relating to, or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Collateral Agent under or in connection with any of the foregoing, the Collateral Agents agree to share any costs associated therewith ratably according to the Obligations owing to the respective Secured Parties for which they are acting hereunder, as in effect on the date on which such sharing is requested by the applicable Collateral Agent under this Section (or, if such sharing is sought after the date upon which the Obligations shall have been Discharged, ratably in accordance with such Obligations Percentages immediately prior to such Discharge).

(e)           The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Loan Documents.

SECTION 5.15.   Integration.  This Agreement together with the other Loan Documents represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent, any or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 5.16.   Additional Grantors.  Each Person that becomes a Grantor after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of a Joinder Agreement in the form of Annex II hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Revolving Credit Collateral Agent

by	/s/ Brian T. Vesey

Name: Brian T. Vesey
Title: Vice President

Triumph Group, Inc. Intercreditor Agreement

ROYAL BANK OF CANADA,
as Term Loan Collateral Agent

by	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

Triumph Group, Inc. Intercreditor Agreement

TRIUMPH GROUP, INC.

By:	/s/ M. David Kornblatt
Name: M. David Kornblatt
Title: Executive Vice President, Chief Financial Officer and Treasurer

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.

By:	/s/ M. David Kornblatt
Name: M. David Kornblatt
Title: President and Treasurer of each of the above named companies

KILROY STEEL, INC.
KILROY STRUCTURAL STEEL CO.
TRIUMPH METALS COMPANY
TRIUMPH STRUCTURES - EAST TEXAS, INC.
TRIUMPH PRECISION, INC.
TRIUMPH INSULATION SYSTEMS, LLC
THE MEXMIL HOLDING COMPANY, LLC
TRIUMPH STRUCTURES - LONG ISLAND, LLC
TRIUMPH INVESTMENT HOLDINGS, INC.
TRIUMPH INSTRUMENTS - BURBANK, INC.
AIRFRAME SPARES AND LOGISTICS, LLC
MEXMIL CHINA, LLC
TRIUMPH GROUP HOLDINGS - MEXICO, LLC
TRIUMPH GROUP INVESTMENT - MEXICO, LLC
TRIUMPH AEROSPACE SYSTEMS - NEWPORT NEWS, INC.
TRIUMPH ACCESSORY SERVICES - GRAND PRAIRIE, INC.
TRIUMPH FABRICATIONS - FORT WORTH, INC.
CBA ACQUISITION, LLC
TRIUMPH FABRICATIONS - HOT SPRINGS, INC.
TRIUMPH PROCESSING, INC.
TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC.
TRIUMPH ACTUATION SYSTEMS, LLC
TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC
HT PARTS, L.L.C.
LAMAR ELECTRO-AIR CORPORATION
TRIUMPH AEROSPACE SYSTEMS - WICHITA, INC.

Triumph Group, Inc. Intercreditor Agreement

TRIUMPH STRUCTURES - KANSAS CITY, INC.
THE TRIUMPH GROUP OPERATIONS, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, INC.
TRIUMPH AFTERMARKET SERVICES GROUP, INC.
TRIUMPH AIRBORNE STRUCTURES, INC.
TRIUMPH AVIATIONS INC.
TRIUMPH FABRICATIONS - SAN DIEGO, INC.
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, LLC
TRIUMPH ENGINEERED SOLUTIONS, INC.
TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS - MACOMB, INC.
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
TRIUMPH INSTRUMENTS, INC.
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH STRUCTURES - LOS ANGELES, INC.
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH STRUCTURES - WICHITA, INC.
TRIUMPH INTERIORS, LLC
TRIUMPH FABRICATIONS — ORANGEBURG, INC.
TRIUMPH FABRICATIONS — ST. LOUIS, INC.
TRIUMPH REAL ESTATE — MEXICO, LLC

By:	/s/ M. David Kornblatt
Name: M. David Kornblatt
Title: Vice President and Treasurer of each of the above named companies

TRIUMPH AEROSTRUCTURES, LLC

By:	/s/ Richard C. Ill
Name: Richard C. Ill
Title: Chairman

VAC INDUSTRIES, INC.
VOUGHT COMMERCIAL AIRCRAFT COMPANY
CONTOUR AEROSPACE CORPORATION

By:	/s/ M. David Kornblatt
Name: M. David Kornblatt
Title: Vice President and Treasurer

Triumph Group, Inc. Intercreditor Agreement

ANNEX I

Grantors

TRIUMPH GROUP, INC.

NU-TECH BRANDS, INC.

TRIUMPH BRANDS, INC.

TRIUMPH GROUP ACQUISITION CORP.

KILROY STEEL, INC.

KILROY STRUCTURAL STEEL CO.

TRIUMPH METALS COMPANY

TRIUMPH STRUCTURES - EAST TEXAS, INC.

TRIUMPH PRECISION, INC.

TRIUMPH INSULATION SYSTEMS, LLC

THE MEXMIL HOLDING COMPANY, LLC

TRIUMPH STRUCTURES - LONG ISLAND, LLC

TRIUMPH INVESTMENT HOLDINGS, INC.

TRIUMPH INSTRUMENTS - BURBANK, INC.

AIRFRAME SPARES AND LOGISTICS, LLC

MEXMIL CHINA, LLC

TRIUMPH GROUP HOLDINGS - MEXICO, LLC

TRIUMPH GROUP INVESTMENT - MEXICO, LLC

TRIUMPH AEROSPACE SYSTEMS - NEWPORT NEWS, INC.

TRIUMPH ACCESSORY SERVICES - GRAND PRAIRIE, INC.

TRIUMPH FABRICATIONS - FORT WORTH, INC.

CBA ACQUISITION, LLC

TRIUMPH FABRICATIONS - HOT SPRINGS, INC.

TRIUMPH PROCESSING, INC.

TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC.

TRIUMPH ACTUATION SYSTEMS, LLC

TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC

HT PARTS, L.L.C.

LAMAR ELECTRO-AIR CORPORATION

TRIUMPH AEROSPACE SYSTEMS - WICHITA, INC.

TRIUMPH STRUCTURES - KANSAS CITY, INC.

THE TRIUMPH GROUP OPERATIONS, INC.

TRIUMPH AEROSPACE SYSTEMS GROUP, INC.

TRIUMPH AFTERMARKET SERVICES GROUP, INC.

TRIUMPH AIRBORNE STRUCTURES, INC.

TRIUMPH AVIATIONS INC.

TRIUMPH FABRICATIONS - SAN DIEGO, INC.

TRIUMPH COMPOSITE SYSTEMS, INC.

TRIUMPH CONTROLS, LLC

TRIUMPH ENGINEERED SOLUTIONS, INC.

TRIUMPH ENGINEERING SERVICES, INC.

TRIUMPH GEAR SYSTEMS, INC.

TRIUMPH GEAR SYSTEMS - MACOMB, INC.

TRIUMPH GROUP ACQUISITION HOLDINGS, INC.

TRIUMPH INSTRUMENTS, INC.

TRIUMPH PRECISION CASTINGS CO.

TRIUMPH STRUCTURES - LOS ANGELES, INC.

TRIUMPH THERMAL SYSTEMS, INC.

TRIUMPH TURBINE SERVICES, INC.

TRIUMPH STRUCTURES - WICHITA, INC.

TRIUMPH INTERIORS, LLC

TRIUMPH FABRICATIONS — ORANGEBURG, INC.

TRIUMPH FABRICATIONS — ST. LOUIS, INC.

TRIUMPH REAL ESTATE — MEXICO, LLC

TRIUMPH AEROSTRUCTURES, LLC

VAC INDUSTRIES, INC.

VOUGHT COMMERCIAL AIRCRAFT COMPANY

CONTOUR AEROSPACE CORPORATION

Triumph Group, Inc. Intercreditor Agreement

ANNEX II

Form of Joinder to Intercreditor Agreement

The undersigned,                            , a                            , hereby joins in the execution of that certain Intercreditor Agreement dated as of June 16, 2010 (the “Intercreditor Agreement”), issued and executed by each Person that is or becomes a Grantor, as applicable, thereunder on and/or after the date and pursuant to the terms thereof. By executing this Joinder, the undersigned hereby agrees that it is a Grantor thereunder with the same force and effect as if originally named therein as a Grantor.  The undersigned agrees to be bound by all of the terms and provisions of the Intercreditor Agreement. Each reference to a Grantor in the Intercreditor Agreement shall be deemed to include the undersigned. Capitalized terms used but not defined herein shall have the meanings set forth in the Intercreditor Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder this        day of                            , 20        .

[NAME OF GRANTOR]
By:
Name:
Title:|
Address: